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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 24, 2002

                          BioMarin Pharmaceutical Inc.
             (Exact name of registrant as specified in its charter)


Delaware                            000-26727                        68-0397820
(State or other jurisdiction of   (Commission                     (IRS Employer
incorporation or organization)    File Number)              Identification No.)


371 Bel Marin Keys Boulevard, Suite 210, Novato, California               94949
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:              (415) 884-6700


                                 Not Applicable
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          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

                  On November 24, 2002, BioMarin Pharmaceutical Inc. (the "Registrant"), together with its joint venture partner Genzyme General, released additional data from their ongoing open label Phase 3 extension study of Aldurazyme. The Registrant's press release issued on November 24, 2002 is attached hereto as Exhibit 99.1.

Item 7.       Financial Statements, Pro Forma Financial Statements and Exhibits.


         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  Exhibit 99.1 Press Release of the Registrant dated November 24, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BioMarin Pharmaceutical Inc.,
                                        a Delaware corporation


Date: November 26, 2002                By: /s/ Fredric D. Price
                                           --------------------
                                           Fredric D. Price
                                           Chairman and Chief Executive Officer



                                  EXHIBIT INDEX

Exhibit No.            Description

Exhibit 99.1           Press Release of the Registrant dated November 24, 2002.